Exhibit 10.52

REVENUE PLEDGE AND SECURITY AGREEMENT

This REVENUE PLEDGE AND SECURITY AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) is made as of February 27, 2023 (the “Effective Date”), by and among DURAMED, INC., a Nevada corporation and wholly-owned subsidiary of the Borrower (together with its successors and assigns, “Duramed”), DURAMED MI, LLC, a Nevada limited liability company formerly known as DuramedNJ LLC and wholly-owned subsidiary of the Borrower (together with its successors and assigns, “Duramed MI”), CO BOTANICALS LLC, a Nevada limited liability company and wholly-owned subsidiary of the Borrower (together with its successors and assigns, “CO Botanicals”), and BOTANICAL BIOTECH LLC, a Nevada limited liability company and wholly-owned subsidiary of the Borrower (together with its successors and assigns, “Botanical Biotech”; Duramed, Duramed MI, CO Botanicals, Botanical Biotech together with any additional parties joined as debtors party hereto from time to time in accordance with the terms of this Agreement are referred to herein collectively as the “Debtors”, and each individually, as a “Debtor”), CAN B CORP., a Florida corporation (together with its successors and assigns, the “Borrower”) and WALLEYE OPPORTUNITIES MASTER FUND LTD, a Cayman Islands exempted company with limited liability, or its registered assigns (“Secured Party”). Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Note (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower has issued that certain promissory note in the original principal amount of $1,823,529 dated as of February 27, 2023, in favor of Secured Party (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note”), pursuant to that certain Securities Purchase Agreement, dated as of February 27, 2023, by and between the Borrower and Secured Party (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “SPA”);

WHEREAS, each of the Debtors derives financial benefit from the financing made available to the Borrower by Secured Party evidenced by the Note; and

WHEREAS, the Debtors and Secured Party wish to enter into this Agreement in order to secure the obligations of the Borrower under the Note, subject to the terms and conditions set forth herein. As used herein, the term “Secured Obligations”, shall mean, collectively, the obligations of the Borrower under the Note, and the obligations of the Debtors hereunder.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Debtor Revenue Pledge.

(a) Monthly Revenue Sweep Payments. Each Debtor covenants and agrees that, in the event that any Event of Default has occurred and is continuing without cure, during the period commencing on and including the first Business Day of the calendar month immediately following the calendar month during which such Event of Default occurred until the earlier to occur of (x) the curing of such Event of Default or (y) the satisfaction in full of all of the Borrower’s obligations under the Note (any such period, a “Revenue Sweep Period”), each Debtor shall make monthly payments to Secured Party, in satisfaction of any then outstanding obligations of the Borrower under the Note (each such monthly payment, a “Monthly Revenue Sweep Payment”), which Monthly Revenue Sweep Payments shall each (i) be due and payable in cash on the first Business Day of each calendar month during the applicable Revenue Sweep Period (any such due date with respect to a Monthly Revenue Sweep Payment, a “Monthly Revenue Sweep Payment Date”) and (ii) be in an amount equal to ten percent (10%) of the Eligible Revenues of such Debtor for the calendar month immediately preceding the Revenue Sweep Payment Date with respect to such Monthly Revenue Sweep Payment. As used herein, the term “Eligible Revenues” shall mean, with respect to any Debtor, with respect to any period as of any date of determination, the revenue of such Debtor for such period (x) generated from sales of goods and/or the provision of services by such Debtor occurring after the execution of the Note and/or (y) arising from accounts receivable of such Debtor generated from sales of goods and/or the provision of services by any such Debtor occurring after the execution of the Note (as determined in accordance with GAAP). As used herein, the term “GAAP” shall mean generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the U.S. Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination. All payments due hereunder shall be made in lawful money of the United States of America. As used herein, “$” or “Dollars” means United States Dollars.

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(b) Debtor Reporting Obligations during Revenue Sweep Periods. Each Debtor covenants and agrees that during any Revenue Sweep Period, unless waived in writing by Secured Party in its sole discretion, each Debtor shall furnish to Secured Party, as soon as available and in any event within fifteen (15) days after the end of each calendar month during such Revenue Sweep Period, such Debtor’s balance sheet as of the end of such calendar month and statements of income (or loss), and cash flow of such Debtor for the period ending as of the end of the previous fiscal year of such Debtor, and ending with the end of such calendar month, all in reasonable detail and satisfactory in form, substance and scope to Secured Party, together with such other supporting documentation as Secured Party may reasonably request.

2. Grant of Security Interest.

(a) Debtor Grant of Security Interest. Each of the Debtors hereby grants to Secured Party (and its agents and designees), as continuing collateral security for the payment, performance and observance of all of the Secured Obligations, (i) a first-priority continuing security interest in, lien on and right of set-off against all right, title and interest of such Debtor to ten percent (10%) of any and all Eligible Revenues of such Debtor during any and all Revenue Sweep Periods, including without limitation any such revenue received in cash by such Debtor during any and all Revenue Sweep Periods and the products, proceeds and accessions of any such Eligible Revenues (the “Debtor Pledged Revenues”) and (ii) a continuing security interest in, lien on and right of set-off against all right, title and interest of such Debtor to all deposit accounts of such Debtor (other than those described in Schedule A-2), including those certain deposit accounts held or controlled by such Debtor described on Schedule A-1 and the products, proceeds and accessions thereof (the “Debtor Deposit Accounts”).

(b) Borrower Grant of Security Interest in Deposit Accounts. The Borrower hereby grants to Secured Party (and its agents and designees), as continuing collateral security for the payment, performance and observance of all of the Secured Obligations, a continuing security interest in, lien on and right of set-off against all right, title and interest of the Borrower, to all deposit accounts of the Borrower (other than those described in Schedule A-2), including without limitation those certain deposit accounts held or controlled by the Borrower described on Schedule A-1 hereto, and the products, proceeds and accessions thereof (the “Borrower Deposit Accounts”, and together with the Debtor Deposit Accounts and the Debtor Pledged Revenues, and the Additional Collateral (as defined below), the “Collateral”).

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3. Representations, Covenants and Agreements of the Debtors. Each Debtor and the Borrower hereby represents, covenants and agrees that:

(a) All promissory notes currently evidencing the Debtor Pledged Revenues shall be delivered to the Secured Party on or prior to the Effective Date, all other promissory notes evidencing Debtor Pledged Revenues from time to time required to be pledged to the Secured Party pursuant to the terms of this Agreement or the SPA (the “Additional Collateral”) shall be delivered to the Secured Party promptly upon, but in any event within five (5) Business Days of receipt thereof by or on behalf of any of the Debtors or the Borrower. All such promissory notes shall be (i) held by or on behalf of the Secured Party pursuant to this Agreement, and (ii) delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank.

(b) Within five (5) Business Days of the receipt by any Debtor of any Additional Collateral, an amendment to this Agreement (“PSA Amendment”) shall be delivered to the Secured Party, in respect of the Additional Collateral that must be pledged pursuant to this Agreement or the SPA. Each Debtor hereby authorizes the Secured Party to attach each PSA Amendment to this Agreement and agrees that all promissory notes listed on any PSA Amendment delivered to the Secured Party shall for all purposes hereunder constitute Debtor Pledged Revenues and Collateral and such Debtor shall be deemed upon delivery thereof to have made the representations and warranties set forth in this Section 3 with respect to such Additional Collateral.

(c) Except for (i) the security interest granted hereby and (ii) any Permitted Liens, such Debtor (or the Borrower, as applicable) is and will continue to be (or, in the case of any after-acquired Collateral (including without limitation any such after-acquired Collateral constituting Additional Collateral), at the time the Debtor acquires rights in such after-acquired Collateral (including without limitation any such after-acquired Collateral constituting Additional Collateral), the owner and holder of the Collateral, free from any adverse claim, security interest, encumbrance, lien, charge, or other right, title or interest of any person. Each Debtor and the Borrower agrees that at all times the Collateral (including any after-acquired Collateral (including without limitation any after-acquired Collateral constituting Additional Collateral) and will be and remain free of all such adverse claims, security interests, or other liens or encumbrances, other than any Permitted Lien. The Debtors and the Borrower will defend the Collateral against all claims and demands (other than any Permitted Lien) of all persons at any time claiming the same or any interest therein.

(d) Upon the filing of financing statements relating to the Collateral with the Secretary of State of the State of Nevada, with respect to the Debtors, and the Secretary of State of the State of Florida with respect to the Borrower, Secured Party will have a valid and perfected security interest in the Collateral (to the extent a security interest therein may be perfected by the filing of a financing statement).

(e) Except in connection with Permitted Liens, none of the Debtors nor the Borrower has heretofore signed any financing statement or security agreement which covers any of the Collateral, and no such financing statement or security agreement is now on file in any public office. The Debtors and the Borrower will not enter into or execute any security agreement or any financing statement covering the Collateral, other than those security agreements and financing statements in favor of Secured Party hereunder or in connection with Permitted Liens, and each Debtor and the Borrower agrees that there will not be on file in any public office any financing statement or statements (or any documents or papers filed as such) covering the Collateral, other than financing statements in favor of Secured Party hereunder or in connection with Permitted Liens, unless in any case the prior written consent of Secured Party shall have been obtained.

(f) Each Debtor and the Borrower has full legal capacity and lawful authority to enter into this Agreement and to grant to Secured Party the security interest in the Collateral as herein provided and all corporate or other action on the part of the Debtor or the Borrower, as applicable, requisite for the due execution, delivery, and performance of this Agreement has been duly and effectively taken.

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(g) The promissory notes evidencing the Debtor Pledged Revenues have been, and all other promissory notes from time to time evidencing the Debtor Pledged Revenues, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

(h) The execution, delivery and performance hereof are not in contravention of any agreement or undertaking to which any Debtor or the Borrower is a party or by which such Debtor or the Borrower, or its property, is bound and will not result in the imposition of any security interest or lien on any other property of any Debtor or the Borrower.

(i) The exact legal name of each Debtor and the Borrower is as set forth on Schedule B attached hereto.

(j) The type of organization of each Debtor and the Borrower is as set forth on Schedule B.

(k) The state or jurisdiction of incorporation, formation or organization, as applicable of each Debtor and the Borrower is as set forth on Schedule B attached hereto.

(l) The chief executive office of each Debtor and the Borrower is as set forth on Schedule B attached hereto.

(m) The organizational identification number of each Debtor and the Borrower is as set forth on Schedule B (or Schedule B states that no such organizational identification number exists).

(n) Each Debtor and the Borrower irrevocably authorizes Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements, amendments or modifications thereto or continuations thereof that (a) indicate the Collateral secured by this Agreement, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, in order to and as necessary or appropriate (as determined by Secured Party in its sole discretion) perfect the security interests in the Collateral granted herein.

(o) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or any other person, is required for (i) the due execution, delivery and performance by any Debtor or by the Borrower of this Agreement, (ii) the grant by any Debtor or by the Borrower of the security interest purported to be created hereby in the applicable Collateral or (iii) the exercise by the Secured Party of any of its rights and remedies hereunder.

(p) This Agreement creates a legal, valid and enforceable security interest in favor of the Secured Party in the Collateral, as security for the Secured Obligations.

4. Certain Representations, Covenants and Agreements of the Debtors and the Borrower regarding Deposit Accounts; Deposit Account Control Agreements. The Borrower and each Debtor represents and agrees that:

(a) it does not have or maintain any deposit accounts (other than Excluded Deposit Accounts (as defined below)) as the date hereof except as set forth in Schedule A-1 hereto.

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(b) Following the termination of the Arena-Walleye Intercreditor Agreement in accordance with its terms (the date on which the Arena-Walleye Intercreditor Agreement is terminated in accordance with its terms, the “Arena-Walleye Intercreditor Agreement Termination Date”), each Debtor and the Borrower shall, upon the written request of Secured Party, use its best efforts to promptly cause each deposit account (other than Excluded Deposit Accounts) held or maintained by such Debtor and/or the Borrower, as applicable, as of the Arena-Walleye Intercreditor Agreement Termination Date, to be subject to a Deposit Account Control Agreement duly executed by such Debtor and/or the Borrower, as applicable, and the bank at which such deposit account is maintained and delivered to Secured Party. As used herein, the term “Deposit Account Control Agreement” shall mean an agreement in writing, in form and substance reasonably satisfactory to Secured Party, by and among Secured Party, and any Debtor or the Borrower, as applicable, with a deposit account at any bank and the bank at which such deposit account is at any time maintained, which provides that such bank will comply with instructions originated by Secured Party directing disposition of the funds in the deposit account without further consent by such Debtor or the Borrower, as applicable, and such other terms and conditions as Secured Party may reasonably require.

(c) Following the Arena-Walleye Intercreditor Agreement Termination Date, the Debtors and the Borrower shall not, directly or indirectly, establish any new deposit account unless each of the following conditions is satisfied (unless waived in writing by Secured Party in its sole discretion): (i) Secured Party shall have received not less than five (5) Business Days’ prior written notice of the intention of any Debtor or the Borrower, as applicable, to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Secured Party the name of the account, the owner of the account, the name and address of the bank at which such account is to be opened or established, the individual at such bank with whom such Debtor or the Borrower, as applicable, is dealing and the purpose of the account, (ii) the bank where such account is opened or maintained shall be acceptable to Secured Party, and (iii) in the case of any deposit account that is not an Excluded Deposit Account, on or before opening of such deposit account, such Debtor or the Borrower, as applicable, shall deliver to Secured Party a Deposit Account Control Agreement with respect to such deposit account duly authorized, executed and delivered by such Debtor or the Borrower, as applicable, and by the bank at which such deposit account is opened and maintained.

(d) From and after the Arena-Walleye Intercreditor Agreement Termination Date and thereafter during the term of this Agreement (unless waived in writing by Secured Party in its sole discretion), all income earned or proceeds received (including without limitation all revenues received) by any Debtor and/or the Borrower and any direct or indirect subsidiary thereof during the term of this Agreement shall be deposited promptly upon (and in any event within one (1) Business Day of) receipt thereof by such Debtor or the Borrower, as applicable, in a deposit account that is subject to a fully executed Deposit Account Control Agreement, except for such income earned or proceeds permitted to be deposited in an Excluded Deposit Account. Each Debtor and the Borrower shall take all steps to ensure that all of its account debtors forward all items of payment to a deposit account that is subject to a fully executed Deposit Account Control Agreement, and in no event shall any Debtor or the Borrower direct any account debtor to forward any item of payment to any account other than a deposit account that is subject to a fully executed Deposit Account Control Agreement. As used herein, the term “Excluded Deposit Account” means any deposit account established and used exclusively for payroll, payroll taxes and similar employment taxes or other employee wage and benefit payments in the ordinary course of business to or for the benefit of any Debtor’s or Borrower’s employees, as applicable, and identified to Secured Party as being an Excluded Deposit Account. Each Debtor and the Borrower represents and warrants that as of the date hereof, all of the Excluded Deposit Accounts maintained by any such Debtor or Borrower, as applicable, are as set forth on Schedule A-2 hereto. Each Debtor and the Borrower covenants and agrees that, from and after the Arena-Walleye Intercreditor Agreement Termination Date and thereafter during the term of this Agreement (i) each Excluded Deposit Account shall at all times be used exclusively for payroll, payroll taxes and similar employment taxes or other employee wage and benefit payments in the ordinary course of business to or for the benefit of any Debtor’s or Borrower’s employees, as applicable, and (ii) such Debtor or the Borrower, as applicable, will not make or cause any of its direct or indirect subsidiaries to make any deposits in any Excluded Deposit Account other than those necessary to fund payroll, payroll taxes and similar employment taxes or other employee wage and benefit payments in the ordinary course of business to or for the benefit of any Debtor’s or the Borrower’s employees, as applicable.

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5. Other Covenants and Agreements of the Debtors. The Borrower and each Debtor covenants and agrees that:

(a) Preservation of Business and Existence, etc. During the term of this Agreement, it shall not, without the Secured Party’s written consent, (i) change the nature of its business; (ii) sell, divest, change the structure of any material assets other than in the ordinary course of business; (iii) enter into a Variable Rate Transaction (as defined in the SPA); or (iv) enter into any merchant cash advance transactions. In addition, during the term of this Agreement, it shall maintain and preserve, and cause each of its direct and indirect subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its direct and indirect subsidiaries (other than dormant subsidiaries that have no or minimum assets) to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(b) Advances and Loans; Affiliate Transactions. During the term of this Agreement, it shall not, without Secured Party’s written consent, lend money, give credit, make advances to, or enter into any transaction with, any person, firm, joint venture or corporation, including, without limitation, with its officers, directors, employees, subsidiaries and affiliates, except loans, credits or advances (i) in existence or committed on the Issue Date and of which the Borrower has informed Secured Party in writing prior to the Issue Date, (ii) in regard to transactions with unaffiliated third parties, made in the ordinary course of business or (iii) in regard to transactions with unaffiliated third parties, not in excess of $100,000 in the aggregate of all such transactions. During the term of this Agreement, it shall not, without Secured Party’s written consent, repay any affiliate (as defined in Rule 144) of such Debtor or the Borrower, as applicable, in connection with any indebtedness or accrued amounts owed to any such party.

(c) Dividends. During the term of this Agreement, it shall not, without Secured Party’s written consent, directly or indirectly, declare or pay any dividends on accounts of any equity securities, now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such equity securities or agree to do any of the foregoing.

(d) Changes in Organizational Documents. During the term of this Agreement, it shall not (i) amend in any respect its certificate of organization, certificate of formation, articles of incorporation, limited liability company agreement, operating agreement, by-laws, limited partnership agreement or other organizational documents in a manner materially adverse to Secured Party (including any provisions or resolutions therein relating to capital stock); and (ii) if as of the Effective Date, it has not adopted any limited liability company agreement, operating agreement or by-laws or equivalent organizational document, enter into or adopt any limited liability company agreement, operating agreement, by-laws or any such equivalent organizational document, as applicable, without the prior written consent of Secured Party (which shall not be unreasonably withheld or delayed).

(e) New Debtor Subsidiaries. During the term of this Agreement, if the Borrower or any Debtor forms or acquires any new direct or indirect subsidiary, the Borrower and the Debtors, as applicable, agree to, concurrently with the acquisition or formation thereof, (i) cause such newly formed or acquired subsidiary to become a party to this Agreement as a Debtor pursuant to a joinder in form satisfactory to Secured Party for the purposes of subjecting such subsidiary to the applicable provisions of this Agreement, and (ii) execute or deliver such other agreements, documents reasonably requested by Secured Party in connection therewith.

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6. Events of Default. Any one or more of the following shall constitute an “Event of Default” hereunder:

(a) Any Event of Default (under and as defined in the Note) shall occur.

(b) Any Debtor or the Borrower breaches any term, provision, agreement, covenant, warranty or representation under this Agreement which is not cured within five (5) Business Days of the earlier of (i) notice thereof being given by Secured Party to the Borrower or such Debtor, as applicable, or (ii) the Borrower or such Debtor, as applicable, becoming aware of such breach.

(c) Any Debtor or the Borrower transfers or otherwise encumbers any portion of the Collateral in violation of the provisions of this Agreement.

(d) Any custodian, receiver or trustee is appointed to take possession, custody or control of all or a material portion of the Collateral.

(e) Any involuntary lien of any kind or character attaches to any Collateral, except for Permitted Liens.

7. Rights and Remedies of Secured Party.

(a) Each Debtor and the Borrower hereby irrevocably grants Secured Party a power of attorney, coupled with an interest, with respect to the Borrower’s or such Debtor’s Collateral, as applicable, for all purposes consistent with this Agreement and the Note following the occurrence of any Event of Default. Said power of attorney shall be limited to the power to execute instruments in such Debtor’s and/or the Borrower’s name, as applicable, in connection therewith, and to take such other action to enforce any of Secured Party’s rights with respect to each Debtor’s and the Borrower’s Collateral, as applicable, in accordance with and subject to the limitations set forth herein.

(b) Upon the occurrence of any Event of Default, Secured Party shall have, in addition to its other rights and remedies under this Agreement, the Note and applicable law, all rights and remedies relating to each Debtor’s and the Borrower’s Collateral of a secured party under the Uniform Commercial Code of the State of New York and/or the Uniform Commercial Code of any other applicable jurisdiction, and subject to the limitations set forth herein and that certain letter agreement, dated as of February 27, 2023, by and among the Borrower, the Debtors, Secured Party, Arena Special Opportunities Partners I, LP, a Delaware limited partnership, Arena Special Opportunities Fund, LP, a Delaware limited partnership, and Arena Investors, LP, a Delaware limited partnership (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Arena-Walleye Intercreditor Agreement”), Secured Party shall be permitted to (i) transfer any of the Collateral into the name of the Secured Party or its nominee; (ii) notify parties obligated on any of the Collateral to make payment to Secured Party of any amounts due or to become due thereunder; (iii) enforce collection of any of the Collateral by suit or otherwise; surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto take possession or control of any proceeds of the Collateral; and/or (iv) take possession or control of any proceeds of the Collateral. Without limiting the foregoing subject to the terms of this Agreement and subject to the Arena-Walleye Intercreditor Agreement, Secured Party shall have the right to take possession of all or any part of the Collateral in any of such Debtor’s or the Borrower’s possession or control which are not already in Secured Party’s possession.

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(c) In addition, if permitted by applicable law, Secured Party will be entitled to appoint any Person as receiver or receiver and manager (a “Receiver”) of all or any part of the Collateral in which any Debtor or the Borrower has an interest, and any Receiver so appointed will have all the rights and remedies of Secured Party (except the right to appoint a Receiver). To the extent permitted by law, each Debtor and the Borrower expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of such Debtor and/or the Borrower or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, such Debtor and the Borrower agrees that if such notice is given in the manner provided in Section 9 hereof at least five (5) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale.

(d) All rights to marshalling of assets of any Debtor and the Borrower, including any such right with respect to the Collateral are hereby waived by each Debtor and the Borrower.

(e) No application of all or any part of any Debtor’s or the Borrower’s Collateral pursuant to this Section shall in any way release, satisfy or discharge any of the unpaid portion of the Borrower’s obligations under the Note that remain after such application. No delay or omission of Secured Party to exercise any of its rights or remedies available after the occurrence of any default by the Borrower under the Note (including without limitation any Event of Default) shall waive, exhaust or impair any of Secured Party’s rights or remedies under the Note or this Agreement, nor shall any such delay or omission be deemed to be a waiver of, or acquiescence in or to, any default by the Borrower under the Note (including without limitation any Event of Default). Notwithstanding any such delay or omission, Secured Party thereafter shall have the right, from time to time and as often as Secured Party deems advisable, to exercise any of its rights or remedies available after the occurrence of any default by the Borrower under the Note (including without limitation any Event of Default), including without limitations the rights and remedies of Secured Party under the Note and this Agreement.

8. Further Assurances; Additional Information. Subject to the Arena-Walleye Intercreditor Agreement, each Debtor and the Borrower shall reasonably cooperate with Secured Party and shall execute and deliver, or cause to be executed and delivered, all such other documents and instruments, and shall take all such other action that Secured Party may reasonably request from time to time in order to accomplish and satisfy the provisions and purposes of this Agreement. Each Debtor and the Borrower agrees to furnish Secured Party from time to time with such additional information and copies of such documents relating to this Agreement and the Collateral, as Secured Party may reasonably request.

9. Notices. All notices, requests, demands, and other communications provided for hereunder must be in writing and will be deemed to have been duly given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via e-mail prior to 5:30 p.m. (New York City time) on any Business Day; (b) the next Business Day after the date of transmission, if such notice or communication is delivered via e-mail on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day; (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given, addressed as follows:

If to any Debtor or the Borrower:

c/o CAN B̅ CORP.
960 South Broadway, Suite 120
Hicksville, NY 11801
Attention: Marco Alfonsi
e-mail: info@canbiola.com

If to Secured Party:

Walleye Opportunities Master Fund Ltd

2800 Niagara Lane N.

Plymouth, MN 55447

Attention: William England

e-mail: wengland@walleyecapital.com

or as to any Debtor or the Borrower, or Secured Party, at such other address as shall be designated by such party in a written notice to the other party delivered in accordance with this Section 9.

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10. Indemnity and Expenses. Each Debtor and the Borrower agrees to indemnify Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of any rights under this Agreement, and any claims or demands of any persons at any time claiming the Collateral or any interest therein), except claims, losses or liabilities resulting from Secured Party’s gross negligence or willful misconduct. Each Debtor and the Borrower agrees to pay on demand all out-of-pocket expenses (including the reasonable fees and expenses of Secured Party’s legal counsel, experts and agents) in any way relating to the monitoring, administration, enforcement or protection of the rights of Secured Party hereunder.

11. Entire Agreement and Changes. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, released, discharged, withdrawn, revoked or terminated orally, or by any action or inaction. In order to be effective and enforceable, any such change, waiver, release, discharge, withdrawal, revocation or termination must be evidenced by a written document or instrument signed by the party against which enforcement of such change, waiver, release, discharge, withdrawal, revocation or termination is sought, and then shall be effective and enforceable only to the extent specifically provided in such document or instrument.

12. Termination. This Agreement and the security interest created hereunder shall terminate upon such date on which all the Secured Obligations have been paid and satisfied in full. Upon termination hereof, Secured Party shall execute and deliver (and file all instruments, terminations, and certificates) to the Debtors and the Borrower all documents which the Debtors and the Borrower shall reasonably request to evidence termination of such security interest and shall return physical possession of any Collateral then held by Secured Party to the applicable Debtor and/or the Borrower; provided, however, that all indemnities of the Debtor and the Borrower contained in this Agreement shall survive, and remain in full force and effect regardless of the termination of the security interest or this Agreement. Notwithstanding the foregoing, this Agreement and the security interest granted hereunder shall be reinstated if at any time any payment or delivery pursuant to any Secured Obligation, in whole or in part, is rescinded or must otherwise be returned by Secured Party under the application of the Title 11 of the United States Code, as amended from time to time, or any similar federal or state law for the relief of debtors, all as though such payment or delivery had not been made.

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13. Separability. All rights and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable law and are intended to be limited to the extent necessary to avoid rendering this Agreement invalid, illegal or unenforceable. In the event that any of the provisions of this Agreement shall be deemed invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall in no way be affected, prejudiced or disturbed thereby.

14. Counterparts and PDF’s. This Agreement may be executed in any number of counterparts and when so executed shall constitute one and the same agreement. Facsimile and e-mailed (PDF) signatures shall be afforded the full force and effect of any original signature.

15. Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Each reference in this Agreement to the Borrower, the Debtors or Secured Party shall be deemed also to include the successors and assigns of such party. Nothing set forth in this Section shall be deemed or construed to create, recognize or allow any assignment or transfer rights not otherwise provided for in this Agreement or in the Notes.

16. Governing Law; Waiver of Jury Trial; Venues. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement, by the Note or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware. The Borrower and each Debtor hereby irrevocably waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH DEBTOR AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.

17. Assignment; Binding Effect; Benefit. The rights and obligations of the parties under this Agreement are not assignable without the prior written consent of the other parties, except that Secured Party may assign all or any of its rights and benefits hereunder, and may delegate all or any of its obligations or liabilities (whether by assignment, merger, liquidation or otherwise), and upon any such assignment, Secured Party’s rights, benefits, obligations and liabilities shall automatically cease. Subject to the immediately preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

18. Third Party Rights. Any obligations or rights of the Debtors, the Borrower or the Secured Party of any nature under the terms of this Agreement will not be construed to confer any right or benefit upon any unrelated third-party (individual or entity) that is not party to this Agreement, including, without limitation, any third-party creditor of any Debtor, the Borrower or the Secured Party.

19. Disclosure. Upon receipt or delivery by the Borrower or any Debtor of any notice in accordance with the terms of this Agreement, unless the Borrower has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Borrower or its subsidiaries, the Borrower shall (i) within two (2) Business Days following any such receipt by the Borrower or any such Debtor or (ii) immediately upon any such delivery by the Borrower or any such Debtor, publicly disclose such material, nonpublic information on a Current Report on Form 8-K pursuant to Regulation FD. In the event that the Borrower believes that any such notice contains material, non-public information relating to the Borrower or its subsidiaries, the Borrower so shall indicate to Secured Party contemporaneously with delivery of such notice, and in the absence of any such indication, Secured Party shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Borrower or its subsidiaries.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

10

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

DEBTORS:

Duramed, Inc.

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	President

DURAMED MI, LLC

By:	CAN B̅ CORP, its Manager

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Chief Executive Officer

CO BOTANICALS LLC

By:	CAN B̅ CORP, its Manager

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Chief Executive Officer

BOTANICAL BIOTECH LLC

By:	CAN B̅ CORP, its Manager

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Chief Executive Officer

BORROWER:

CAN B̅ CORP.

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Chief Executive Officer

SECURED PARTY:

WALLEYE OPPORTUNITIES MASTER FUND LTD

By:	/s/ William England
Name:	William England
Title:	Chief Executive Officer of the Manager

[Signature Page to Revenue Pledge and Security Agreement]

SCHEDULE A-2

EXCLUDED DEPOSIT ACCOUNT

None.

SCHEDULE B

DEBTOR INFORMATION

Debtor’s Legal Name	Type of Organization	Debtor’s State of Incorporation/Formation	Debtor’s Chief Executive Office	Organizational Identification Number
Duramed, Inc.	Corporation	Nevada	960 South Broadway, Suite 120 Hicksville, NY 11801	NV Entity Number: E0549052018-1 NV Business ID: NV20181860804
Duramed MI, LLC	Limited liability company	Nevada	960 South Broadway, Suite 120 Hicksville, NY 11801	NV Entity Number: E00250182019-7 NV Business ID: NV20191403538
CO Botanicals LLC	Limited liability company	Nevada	960 South Broadway, Suite 120 Hicksville, NY 11801	NV Entity Number: E16529372021-0 NV Business ID: NV20212189004
Botanical Biotech LLC	Limited liability company	Nevada	960 South Broadway, Suite 120 Hicksville, NY 11801	NV Entity Number: E12967242021-8 NV Business ID: NV20212037490

BORROWER INFORMATION

Borrower’s Legal Name	Type of Organization	Borrower’s State of Incorporation/Formation	Borrower’s Chief Executive Office	Organizational Identification Number
CAN B Corp.	Corporation	Florida	960 South Broadway, Suite 120 Hicksville, NY 11801	FL Document Number: P05000139155